Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Gold & Precious Metals Fund

The following information replaces the existing tables for Deutsche Gold & Precious Metals Fund in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information and is provided as of March 31, 2016:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
John W. Vojticek	$0	$500,001 - $1,000,000
Felice Tecce	$0	$10,001 - $50,000
Scott Ikuss	$0	$10,001 - $50,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
John W. Vojticek	11	$8,430,282,270	0	$0
Felice Tecce	0	$0	0	$0
Scott Ikuss	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
John W. Vojticek	16	$8,239,298,601	0	$0
Felice Tecce	2	$268,352,319	0	$0
Scott Ikuss	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
John W. Vojticek	35	$4,271,143,826	0	$0
Felice Tecce	0	$0	0	$0
Scott Ikuss	0	$0	0	$0

May 6, 2016

SAISTKR-262

Please Retain This Supplement for Future Reference